SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                     1934

Date of Report:             March 27, 2003
               ----------------------------------------------------
                     (Date of earliest event reported)

                          Lehman ABS Corporation
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        (Exact Name of Registrant as Specified in Charter)

      Delaware               333-100485              13-3447441
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(State of Incorporation)  (Commission               (I.R.S. Employer
                           File Number)              Identification No.)

745 Seventh Avenue
New York, New York                                                  10019
---------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
                                                           --------------


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ITEM 5.    Other Events and Regulation FD Disclosure

ITEM 7.    Financial Statements and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                  Description

      5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, Altria Debenture-Backed Series 2003-8.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LEHMAN ABS CORPORATION


                                  /s/ Rene Canezin
                               ---------------------------------------
                               Name:  Rene Canezin
                               Title:    Senior Vice President

May 2, 2003

INDEX TO EXHIBITS
Exhibit No.                  Description

    5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, Altria Debenture-Backed Series 2003-8.


                                      4